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                                                                    Exhibit 10.2

                        ADDENDUM TO EMPLOYMENT AGREEMENT


     This Addendum to Employment Agreement (the "Addendum"), made this 3rd day of March, 2003, by and between RMH Teleservices, Inc. (the "Company" or "RMH") and John A. Fellows (the "Executive").

                               W I T N E S S E T H

     WHEREAS, RMH and Executive entered into an Employment Agreement dated October 1, 2000, and executed by Executive on October, 2000 ("Employment Agreement") governing the terms and conditions of RMH's employment arrangement with Executive;

     WHEREAS, RMH and Executive both agree that the Employment Agreement will be modified as described below;

     WHEREAS, RMH and Executive both agree that the modification discussed in Paragraph 1 below will be effective retroactively to October 1, 2002;

     WHEREAS, both parties agree that no other modifications are being made to the Employment Agreement; and

     NOW THEREFORE, in consideration of the facts, mutual promises and covenants contained herein, RMH and Executive, intending to be legally bound, agree as follows:

     1. Paragraph 5(b) of the Employment Agreement, regarding an Annual Bonus, is deleted in full and replaced with the following:

                    Effective retroactively to October 1,
                    2002, Executive shall not be guaranteed
                    an Annual Bonus, but instead shall be
                    eligible for an Annual Bonus, if any, in accordance with the terms, conditions and restrictions of the Management Bonus Program, if any, for the relevant fiscal year and which will be determined by the Compensation Committee of the Board

     2. All other provisions of the Employment Agreement continue to be binding as stated within the Employment Agreement and are incorporated herein.

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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Agreement in Newtown, Pennsylvania as of the date first written above.


UNDERSTOOD AND AGREED,
INTENDING TO BE LEGALLY BOUND:


By:  /s/ Steven P. Dussek        (SEAL)      By: /s/ John A. Fellows     (SEAL)
     ----------------------------                ------------------------
     Title: Chairman, Compensation                   John A. Fellows
            Committee, Board of Directors


Witness:                                     Witness:
         ------------------------                     -------------------------

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